                                   BLUE SQUARE FUNDING LTD. SERIES 3, as a
                                   Lender


                                   By:
                                       -----------------------------------------
                                       Name:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------

                                   THE CHASE MANHATTAN BANK, as a Lender


                                   By:
                                       -----------------------------------------
                                       Name:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------

                                   EATON VANCE INSTITUTIONAL SENIOR LOAN FUND, as a Lender


                                   By:
                                       -----------------------------------------
                                       Name:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------

                                   EATON VANCE PRIME FUND, INC., as a Lender


                                   By:
                                       -----------------------------------------
                                       Name:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------

                                   EATON VANCE SENIOR INCOME TRUST, as a Lender


                                   By:
                                       -----------------------------------------
                                       Name:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------

                                   ELF FUNDING TRUST I, as a Lender


                                   By:
                                       -----------------------------------------
                                       Name:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------

                                   EMERALD ORCHARD LIMITED, as a Lender


                                   By:
                                       -----------------------------------------
                                       Name:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------

                                   U.S. BANK NATIONAL ASSOCIATION, as a Lender


                                   By:
                                       -----------------------------------------
                                       Name:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------

                                GALAXY CLO 1999-1, LTD., as a Lender


                                By:  SAI INVESTMENT ADVISER, INC.,
                                     its Collateral Manager


                                By:
                                     -------------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------

                                KZH SOLEIL LLC, as a Lender


                                By:
                                     -------------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------

                                KZH SOLEIL-2 LLC, as a Lender


                                By:
                                     -------------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------

                                KZH STERLING LLC, as a Lender


                                By:
                                     -------------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------

                                MAPLEWOOD (CAYMAN) LIMITED, as a Lender


                                By:
                                     -------------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------

                                MASSACHUSETTS MUTUAL LIFE INSURANCE CO, as a
                                Lender


                                By:
                                     -------------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------

                                MASTER SENIOR FLOATING RATE TRUST, as a Lender


                                By:
                                     -------------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------

                                MERRILL LYNCH PRIME RATE PORTFOLIO, as a Lender


                                By:
                                     -------------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------

                                MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., as a Lender


                                By:
                                     -------------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------

                                NATIONAL CITY BANK OF MICHIGAN/ILLINOIS, as a Lender


                                By:
                                     -------------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------

                                OXFORD STRATEGIC INCOME FUND, as a Lender


                                By:
                                     -------------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------

                                THE PROVIDENT BANK, as a Lender


                                By:
                                     -------------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------

                                SUNTRUST BANK, as a Lender


                                By:
                                     -------------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------

                                VAN KAMPEN SENIOR INCOME TRUST, as a Lender


                                By:
                                     -------------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------

                                VAN KAMPEN SENIOR FLOATING RATE FUND,
                                as a Lender


                                By:
                                     -------------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------

                                VAN KAMPEN PRIME RATE INCOME TRUST, as a Lender


                                By:
                                     -------------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------

                                     CONSENT

                            DATED AS OF MAY 10, 2001

          The undersigned, in their respective capacities as (i) Guarantors under the Guaranty, Indemnity and Subordination Agreement, (ii) Grantors under, and as defined in, the Pledge and Security Agreements, (iii) Assignors under, and as defined in, the Trademark Collateral Assignment and the Copyright Security Agreement, and (iv) Makers and Payees under, and as defined in, the Subsidiary Notes (as such terms are defined in and under that certain Amended and Restated Credit Agreement dated as of April 18, 2000 (as amended, supplemented, replaced or otherwise modified from time to time, the "CREDIT AGREEMENT") among Liberty Group Operating, Inc., a Delaware corporation (the "BORROWER"), Liberty Group Publishing, Inc., a Delaware corporation ("HOLDINGS"), the Lenders party thereto, Citicorp USA, Inc., as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT") and Swingline Lender (in such capacity, the "SWINGLINE LENDER"), Citibank, N.A., as Issuing Bank (the "ISSUING BANK"), DB Alex. Brown LLC, as Syndication Agent (the "SYNDICATION AGENT"), Wells Fargo Bank, N.A., as Documentation Agent (the "DOCUMENTATION AGENT"), and Bank of America, N.A., as Co-Agent) (the "CO-AGENT") ), each hereby consents and agrees to the foregoing Amendment and hereby confirms and agrees that (a) each of the Guaranty, Indemnity and Subordination Agreement, the Pledge and Security Agreements, the Trademark Collateral Assignment, the Copyright Security Agreement, and each of the Subsidiary Notes, and each of the other Security Documents is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, (b) each reference in the Guaranty, Indemnity and Subordination Agreement, the Pledge and Security Agreements, the Trademark Collateral Assignment, the Copyright Security Agreement, the Subsidiary Notes and the other Security Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified by the foregoing Amendment, (c) the Guaranty, Indemnity and Subordination Agreement does, and shall continue to, secure the payment and performance of all of the Guaranteed Obligations (as defined in the Guaranty, Indemnity and Subordination Agreement), (d) the Pledge and Security Agreements and all of the Collateral does, and shall continue to, secure the payment and performance of all of the Secured Obligations (as such terms are defined in the Pledge and Security Agreements), (e) the Trademark Collateral Assignment and all of the Trademark Collateral does, and shall continue to, secure the payment and performance of all of the Secured Obligations (as such terms are defined in the Trademark Collateral Assignment), (f) the Copyright Security Agreement and all of the Copyright Collateral described therein does, and shall continue to, secure the payment and performance of all of the Secured Obligations (as defined in the Copyright Security Agreement) and (g) the Subsidiary Notes and all of the Guarantor Collateral (as defined therein) do, and shall continue to, secure the payment of all amounts payable thereunder.

                            (SIGNATURE PAGE FOLLOWS)

          IN WITNESS WHEREOF, the parties hereto have duly executed this Consent as of the date first above written.

                                LIBERTY GROUP ARIZONA HOLDINGS, INC.
                                LIBERTY GROUP ARKANSAS HOLDINGS, INC.
                                LIBERTY GROUP CALIFORNIA HOLDINGS, INC.
                                LIBERTY GROUP IDAHO HOLDINGS, INC.
                                LIBERTY GROUP ILLINOIS HOLDINGS, INC.
                                LIBERTY GROUP IOWA HOLDINGS, INC.
                                LIBERTY GROUP KANSAS HOLDINGS, INC.
                                LIBERTY GROUP LOUISIANA HOLDINGS, INC.
                                LIBERTY GROUP MICHIGAN HOLDINGS, INC.
                                LIBERTY GROUP MINNESOTA HOLDINGS, INC.
                                LIBERTY GROUP MISSOURI HOLDINGS, INC.
                                LIBERTY GROUP NEBRASKA HOLDINGS, INC.
                                LIBERTY GROUP NEVADA HOLDINGS, INC.
                                LIBERTY GROUP NEW YORK HOLDINGS, INC.
                                LIBERTY GROUP NORTH DAKOTA HOLDINGS, INC.
                                LIBERTY GROUP PENNSYLVANIA HOLDINGS, INC.
                                LIBERTY GROUP MANAGEMENT SERVICES, INC.
                                LIBERTY GROUP SUBURBAN NEWSPAPERS, INC.
                                ELKO DAILY FREE PRESS
                                TERRY NEWSPAPERS, INC.
                                MINERAL DAILY NEWS TRIBUNE, INC. ("WEST
                                VIRGINIA")
                                NEWS LEADER, INC.


                                By:
                                     -------------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------
                                [Acting for and on behalf of each of the
                                entities named above]